                              AMENDMENT NO. 17 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (Agreement)

                                    between

                  FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                      and

                        EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of April 1, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended,restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended,restates Exhibit II, Reinsurance Premiums.

This Amendment No. 17 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 17 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ----------------------------------
Name:  Roberto Baron
       ----------------------------------
Title: Senior Vice President
       ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       ----------------------------------
Name:  Christopher Kremer
       ----------------------------------
Title: Vice President and Actuary
       ----------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

      100% of the business described herein.

B. Effective Date:

      December 1, 2004.

C. Reinsured Contracts:

      FIRST METLIFE INVESTORS INSURANCE COMPANY

      DEFERRED ANNUITY CONTRACTS
      --------------------------

      VA Class Contract (Standard Contract, 7-year surrender charge schedule) XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
      AA Class Contract (Standard Contract, 7-year surrender charge schedule,
         A. G. Edwards distribution)
      B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
      L  Class Contract (3-year surrender charge schedule)
      C  Class Contract (No surrender charges)
      A  Class Contract (Front-end load, Edward Jones distribution)
      S  Class Contract (Standard and L Class)
      VA - 4 Class Contract (L Class)

      Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
      Marquis Portfolios (No surrender charges)
      PEP (10-year surrender charge schedule)
      PrimElite III (8-year surrender charge schedule)
      PrimElite IV (8-year surrender charge schedule)
      PRISM (7-year surrender charge schedule)
      PRISM L (4-year surrender charge schedule)
      Pioneer PRISM XC (9-year surrender charge schedule)
      Class XTRA (9-year surrender charge schedule)
      Class XTRA 6 (9-year surrender charge schedule)
      Simple Solutions (6-year surrender charge schedule)

      FORM NUMBERS
      ------------

      Guaranteed Minimum Death Benefits Ceded:
      ----------------------------------------

      Return of Account Value
      Principal Protection: Form 6015 (02/02)
      Annual Step-Up: Form 6017 (02/02)

      Guaranteed Minimum Income Benefits Ceded:
      -----------------------------------------

      Guaranteed Minimum Income Benefit: Form 4518 (09/02)
      Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5 (7/08)
      Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11) Guaranteed Minimum Income Benefit Max III: Form FMLI-560-12 (12/11)

      Guaranteed Withdrawal Benefits Ceded:
      -------------------------------------

      Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
      Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
      Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
      Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

      Guaranteed Minimum Accumulation Benefits Ceded:
      -----------------------------------------------

      Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                           PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
Return of Account Value                           All Products                            2.00

Principal Protection                  All Products, except PRISM, PRISM L &               9.00
                                                Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC                15.00

Annual Step-up to attained             Plan Codes: BN2101, BN21ML, CS5101,               10.00
age 80                                   CS510R, CS51ML, CS51MR, FL3ED3,
                                         FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                                         LS4101, LS410R, LS41ML, LS41MR,
                                         ST1101, ST110R, ST110X, ST11ML,
                                         ST11MR, ST1AG3, ST1AGB, ST1AGR,
                                         ST1AGX, ST1AR3, ST1ED3, ST1EDB,
                                         ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                                         ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                     ST1NAV

Annual Step-up to attained          Other Plan Codes for all products, except            20.00
age 80                                  PRISM, PRISM L & Pioneer PRISM XC

Annual Step-up to attained              PRISM, PRISM L & Pioneer PRISM XC                30.00
age 80

B.   INCOME PROGRAM

                                                                                  REINSURANCE PREMIUM
         INCOME PROGRAM                          PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
GMIB                                All Products issued prior to February 15,             35.00
                                                      2003

GMIB                                    Plan codes BN2103, BN21M3, CS5103,                45.00
                                         CS51M3, CS51R3, CS53R3, LS4103,
                                      LS4104,LS41M3, LS41R3, LS41R4, LS43R3,
                                     ST1103, ST11M3, ST11R3, ST11X3, ST13R3,
                                      ST1AG4, ST1AR4, and ST1NA4 sold after
                                      April 30, 2003 and before May 1, 2005
                                     if GMDB program is Annual Step or Max of
                                              Annual Step and Rollup

GMIB                                 All other Products issued after February             50.00
                                       14, 2003 and before May 1, 2005 and
                                    for All Products sold after April 30,2005

GMIB Plus                            All Products, except Marquis Portfolio,              75.00
                                       sold on or before February 20, 2009

GMIB Plus                            All Products, except Marquis Portfolio,              95.00
                                     sold after February 20, 2009 and before
                                                 April 29, 2011

GMIB Plus                            All Products, except Marquis Portfolio,             100.00
                                         sold on or after April 29, 2011

GMIB Max                              All products, except Marquis Portfolio             100.00

GMIB Plus IV and GMIB                Only Applies to VA, L, C, S & VA-4 Class            100.00
Max II                                               Products

GMIB Max III                         Only Applies to VA, L, C, S & VA-4 Class            100.00
                                                     Products

GMIB Plus                              Marquis Portfolio sold on or before                90.00
                                                February 20, 2009

GMIB Plus                             Marquis Portfolio sold after February              110.00
                                       20, 2009 and before April 29, 2011

C.   Withdrawal Program

                                                                                  REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                        PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
 Guaranteed Withdrawal Benefit       All Products sold before July 16, 2007             50.00

 Guaranteed Withdrawal Benefit     All Products sold on or after July 16, 2007          55.00

      Principal Guarantee                         All Products                          50.00

   Principal Guarantee Value                      All Products                          25.00

  Lifetime GWB - Single Life         All Products, except Marquis Portfolio                50
            Version                             and PrimElite IV

  Lifetime GWB - Single Life           PrimElite IV sold before May 4, 2009                65
            Version

  Lifetime GWB - Single Life          PrimElite IV sold on or after May 4,                110
            Version                       2009 and before July 15, 2011

  Lifetime GWB - Single Life         PrimElite IV sold on or after July 15,               140
            Version                                   2011

  Lifetime GWB - Single Life                   Marquis Portfolios                          70
            Version

   Lifetime GWB - Joint Life              All Products, except Marquis                     70
            Version                        Portfolio and PrimElite IV

   Lifetime GWB - Joint Life          PrimElite IV sold before May 4, 2009                 85
            Version

   Lifetime GWB - Joint Life          PrimElite IV sold on or after May 4,                125
            Version                       2009 and before July 15, 2011

   Lifetime GWB - Joint Life           PrimElite IV sold on or after July                 155
            Version                                 15, 2011

   Lifetime GWB - Joint Life                   Marquis Portfolios                          90
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,               65
    Version) - Single Life             sold on or before February 20, 2009
            Version

     Lifetime GWB II (2008            Marquis Portfolios, sold on or before                85
    Version) - Single Life                      February 20, 2009
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,               85
     Version) - Joint Life             sold on or before February 20, 2009
            Version

     Lifetime GWB II (2008            Marquis Portfolios, sold on or before               105
 Version) - Joint Life Version                  February 20, 2009

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,              125
Version) - Single Life Version            sold after February 20, 2009

     Lifetime GWB II (2008               Marquis Portfolios, sold after                   145
    Version) - Single Life                      February 20, 2009
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,              150
     Version) - Joint Life                sold after February 20, 2009
            Version

     Lifetime GWB II (2008               Marquis Portfolios, sold after                   170
     Version) - Joint Life                      February 20, 2009
            Version

   Lifetime LWG III - Single           Simple Solutions sold on or before                 100
         Life Version                           December 9, 2011

   Lifetime LWG III - Single         Simple Solutions sold after December 9,              110
         Life Version                                 2011

                                                                                  REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                        PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
 Lifetime LWG III - Joint Life         Simple Solutions sold on or before                  120
            Version                             December 9, 2011

   Lifetime LWG III - Joint
         Life Version                      Simple Solutions sold after
                                                December 9, 2011                           130

D.   ACCUMULATION PROGRAM

                                                                                  REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                       PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
    Guaranteed Accumulation                        PEP Product                          150.00
            Benefit

    Guaranteed Accumulation                    All Other Products                        75.00
            Benefit

                              AMENDMENT NO. 18 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                  EFFECTIVE AS OF DECEMBER 1, 2004
                                  (AGREEMENT)

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of September 30, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 18 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 18 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ---------------------------------
Name:  Roberto Baron
       ---------------------------------
Title: Vice President
       ---------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       ---------------------------------
Name:  Christopher Kremer
       ---------------------------------
Title: Vice President and Actuary
       ---------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

      100% of the business described herein.

B. Effective Date:

      December 1, 2004.

C. Reinsured Contracts:

      FIRST METLIFE INVESTORS INSURANCE COMPANY

      DEFERRED ANNUITY CONTRACTS
      --------------------------

      VA Class Contract (Standard Contract, 7-year surrender charge schedule)
      XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
      AA Class Contract (Standard Contract, 7-year surrender charge schedule, A.
         G. Edwards distribution)
      B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
      L  Class Contract (3-year surrender charge schedule)
      C  Class Contract (No surrender charges)
      A  Class Contract (Front-end load, Edward Jones distribution)
      S  Class Contract (Standard and L Class)
      VA - 4 Class Contract (L Class)
      O Class Contract (Front-end load & 7-year surrender charge schedule, Edward Jones distribution)

      Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC(Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
      Marquis Portfolios (No surrender charges)
      PEP (10-year surrender charge schedule)
      PrimElite III (8-year surrender charge schedule)
      PrimElite IV (8-year surrender charge schedule)
      PRISM (7-year surrender charge schedule)
      PRISM L (4-year surrender charge schedule)

      Pioneer PRISM XC (9-year surrender charge schedule)
      Class XTRA (9-year surrender charge schedule)
      Class XTRA 6 (9-year surrender charge schedule)
      Simple Solutions (6-year surrender charge schedule)

      FORM NUMBERS
      ------------

      Guaranteed Minimum Death Benefits Ceded:
      ----------------------------------------

      Return of Account Value
      Principal Protection: Form 6015 (02/02)
      Annual Step-Up: Form 6017 (02/02)

      Guaranteed Minimum Income Benefits Ceded:
      -----------------------------------------

      Guaranteed Minimum Income Benefit: Form 4518 (09/02)
      Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5 (7/08)
      Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11) Guaranteed Minimum Income Benefit Max III: Form FMLI-560-12 (12/11) Guaranteed Minimum Income Benefit Max IV: Form FMLI-560-13 (6/12)

      Guaranteed Withdrawal Benefits Ceded:
      -------------------------------------

      Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
      Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
      Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6(7/09)
      Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

      Guaranteed Minimum Accumulation Benefits Ceded:
      -----------------------------------------------

      Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                           PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
Return of Account Value                            All Products                          2.00

Principal Protection                  All Products, except PRISM, PRISM L &              9.00
                                                 Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC               15.00

Annual Step-up to attained             Plan Codes: BN2101, BN21ML, CS5101,              10.00
age 80                                   CS510R, CS51ML, CS51MR, FL3ED3,
                                         FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                                         LS4101, LS410R, LS41ML, LS41MR,
                                         ST1101, ST110R, ST110X, ST11ML,
                                         ST11MR, ST1AG3, ST1AGB, ST1AGR,
                                         ST1AGX, ST1AR3, ST1ED3, ST1EDB,
                                         ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                                         ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                      ST1NAV

Annual Step-up to attained              Other Plan Codes for all products,              20.00
age 80                                   except PRISM, PRISM L & Pioneer
                                                     PRISM XC

Annual Step-up to attained              PRISM, PRISM L & Pioneer PRISM XC               30.00
age 80

B.   INCOME PROGRAM

                                                                                   REINSURANCE PREMIUM
        INCOME PROGRAM                          PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------    --------------------------------------------    -------------------
GMIB                                 All Products issued prior to February 15,          35.00
                                                       2003

GMIB                                    Plan codes BN2103, BN21M3, CS5103,              45.00
                                         CS51M3, CS51R3, CS53R3, LS4103,
                                      LS4104,LS41M3, LS41R3, LS41R4, LS43R3,
                                     ST1103, ST11M3, ST11R3, ST11X3, ST13R3,
                                      ST1AG4, ST1AR4, and ST1NA4 sold after
                                      April 30, 2003 and before May 1, 2005
                                      if GMDB program is Annual Step or Max
                                            of Annual Step and Rollup

GMIB                               All other Products issued after February 14,         50.00
                                      2003 and before May 1, 2005 and for All
                                        Products sold after April 30,2005

GMIB Plus                          All Products, except Marquis Portfolio, sold         75.00
                                          on or before February 20, 2009

GMIB Plus & GMIB Plus III          All Products, except Marquis Portfolio, sold         95.00
                                   after February 20, 2009 and before April 29,
                                                       2011

GMIB Plus III                      All Products, except Marquis Portfolio, sold        100.00
                                            on or after April 29, 2011

GMIB Max                              All products, except Marquis Portfolio           100.00

GMIB Plus IV and GMIB                Only Applies to VA, L, C, S & VA-4 Class          100.00
Max II                                               Products

GMIB Max III                       Only Applies to A, VA, L, C, S & VA-4 Class         100.00
                                                     Products

GMIB Max IV                           Only Applies to O, VA, S & VA-4 Class            100.00
                                                     Products

GMIB Plus                          Marquis Portfolio sold on or before February         90.00
                                                     20, 2009

GMIB Plus & GMIB Plus III            Marquis Portfolio sold after February 20,         110.00
                                          2009 and before April 29, 2011

GMIB Plus III                      Marquis Portfolio sold on or after April 29,        115.00
                                                       2011

C.   WITHDRAWAL PROGRAM

                                                                                  REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
 Guaranteed Withdrawal Benefit       All Products sold before July 16, 2007            50.00

 Guaranteed Withdrawal Benefit     All Products sold on or after July 16, 2007         55.00

      Principal Guarantee                         All Products                         50.00

   Principal Guarantee Value                      All Products                         25.00

  Lifetime GWB - Single Life       All Products, except Marquis Portfolio and             50
            Version                               PrimElite IV

  Lifetime GWB - Single Life          PrimElite IV sold before May 4, 2009                65
            Version

  Lifetime GWB - Single Life        PrimElite IV sold on or after May 4, 2009            110
            Version                         and before July 15, 2011

  Lifetime GWB - Single Life       PrimElite IV sold on or after July 15, 2011           140
            Version

  Lifetime GWB - Single Life                   Marquis Portfolios                         70
            Version

   Lifetime GWB - Joint Life       All Products, except Marquis Portfolio and             70
            Version                               PrimElite IV

   Lifetime GWB - Joint Life          PrimElite IV sold before May 4, 2009                85
            Version

   Lifetime GWB - Joint Life        PrimElite IV sold on or after May 4, 2009            125
            Version                         and before July 15, 2011

   Lifetime GWB - Joint Life         PrimElite IV sold on or after July 15,              155
            Version                                   2011

   Lifetime GWB - Joint Life                   Marquis Portfolios                         90
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,              65
    Version) - Single Life             sold on or before February 20, 2009
            Version

     Lifetime GWB II (2008            Marquis Portfolios, sold on or before               85
    Version) - Single Life                      February 20, 2009
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,              85
     Version) - Joint Life             sold on or before February 20, 2009
            Version

     Lifetime GWB II (2008            Marquis Portfolios, sold on or before              105
     Version) - Joint Life                      February 20, 2009
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,             125
    Version) - Single Life                sold after February 20, 2009
            Version

     Lifetime GWB II (2008           Marquis Portfolios, sold after February             145
    Version) - Single Life                          20, 2009
            Version

     Lifetime GWB II (2008           All Products, except Marquis Portfolio,             150
     Version) - Joint Life                sold after February 20, 2009
            Version

     Lifetime GWB II (2008           Marquis Portfolios, sold after February             170
     Version) - Joint Life                          20, 2009
            Version

   Lifetime LWG III - Single           Simple Solutions sold on or before                100
         Life Version                           December 9, 2011

   Lifetime LWG III - Single         Simple Solutions sold after December 9,             110
         Life Version                                 2011

                                                                                  REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
 Lifetime LWG III - Joint Life         Simple Solutions sold on or before                120
            Version                              December 9, 2011

 Lifetime LWG III - Joint Life             Simple Solutions sold after                   130
            Version                              December 9, 2011

D.   ACCUMULATION PROGRAM

                                                                                  REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                       PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
    Guaranteed Accumulation                        PEP Product                       150.00
            Benefit

    Guaranteed Accumulation                     All Other Products                    75.00
            Benefit

                              AMENDMENT NO. 19 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (AGREEMENT)

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of July 1, 2012, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 19 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 19 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ----------------------------------
Name:  Roberto Baron
       ----------------------------------
Title: Senior Vice President
       ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       ----------------------------------
Name:  Christopher Kremer
       ----------------------------------
Title: Vice President and Actuary
       ----------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

      100% of the business described herein.

B. Effective Date:

      December 1, 2004.

C. Reinsured Contracts:

      FIRST METLIFE INVESTORS INSURANCE COMPANY

      DEFERRED ANNUITY CONTRACTS
      --------------------------

      VA Class Contract (Standard Contract, 7-year surrender charge schedule)
      XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
      AA Class Contract (Standard Contract, 7-year surrender charge schedule, A.
         G. Edwards distribution)
      B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
      L  Class Contract (3-year surrender charge schedule)
      L  Class Contract (4-year surrender charge schedule)
      C  Class Contract (No surrender charges)
      A  Class Contract (Front-end load, Edward Jones distribution)
      S  Class Contract (Standard and L Class)
      VA - 4 Class Contract (L Class)
      O Class Contract (Front-end load & 7-year surrender charge schedule, Edward Jones distribution)

      Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
      Marquis Portfolios (No surrender charges)
      PEP (10-year surrender charge schedule)
      PrimElite III (8-year surrender charge schedule)
      PrimElite IV (8-year surrender charge schedule)
      PRISM (7-year surrender charge schedule)
      PRISM L (4-year surrender charge schedule)
      Pioneer PRISM XC (9-year surrender charge schedule)

      Class XTRA (9-year surrender charge schedule)
      Class XTRA 6 (9-year surrender charge schedule)
      Simple Solutions (6-year surrender charge schedule)

      FORM NUMBERS
      ------------

      Guaranteed Minimum Death Benefits Ceded:
      Return of Account Value
      Principal Protection: Form 6015 (02/02)
      Annual Step-Up: Form 6017 (02/02)

      Guaranteed Minimum Income Benefits Ceded:
      -----------------------------------------

      Guaranteed Minimum Income Benefit: Form 4518 (09/02)
      Guaranteed Minimum Income Benefit Plus I (2008 Version): Form FMLI-560-5 (7/08)
      Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11) Guaranteed Minimum Income Benefit Max III: Form FMLI-560-12 (12/11) Guaranteed Minimum Income Benefit Max IV: Form FMLI-560-13(6/12)

      Guaranteed Withdrawal Benefits Ceded:
      -------------------------------------

      Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
      Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
      Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
      Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

      Guaranteed Minimum Accumulation Benefits Ceded:
      -----------------------------------------------

      Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUM

A.   GMDB PROGRAM

                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                           PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
Return of Account Value                            All Products                         2.00

Principal Protection                  All Products, except PRISM, PRISM L &             9.00
                                                 Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC              15.00
Annual Step-up to attained             Plan Codes: BN2101, BN21ML, CS5101,             10.00
age 80                                   CS510R, CS51ML, CS51MR, FL3ED3,
                                         FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                                         LS4101, LS410R, LS41ML, LS41MR,
                                         ST1101, ST110R, ST110X, ST11ML,
                                     ST11MR, ST1AG3, ST1AGB, ST1AGR, ST1AGX,
                                             ST1AR3, ST1ED3, ST1EDB,
                                         ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                                         ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                                      ST1NAV

Annual Step-up to attained              Other Plan Codes for all products,             20.00
age 80                                   except PRISM, PRISM L & Pioneer
                                                     PRISM XC

Annual Step-up to attained              PRISM, PRISM L & Pioneer PRISM XC              30.00
age 80

B.   INCOME PROGRAM

                                                                                    REINSURANCE PREMIUM
        INCOME PROGRAM                          PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------    ----------------------------------------------   --------------------
GMIB                               All Products issued prior to February 15, 2003        35.00

GMIB                                Plan codes BN2103, BN21M3, CS5103, CS51M3,           45.00
                                       CS51R3,CS53R3, LS4103, LS4104,LS41M3,
                                      LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                    ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4, and
                                    ST1NA4 sold after April  30, 2003 and before
                                     May 1, 2005 if GMDB program is Annual Step
                                         or Max of Annual Step and Rollup

GMIB                                All other Products issued after February 14,         50.00
                                      2003 and before May 1, 2005 and for All
                                         Products sold after April 30,2005

GMIB Plus I                        All Products, except Marquis Portfolio, sold          75.00
                                     on or before February 20, 2009, for which
                                    the contract's Income Base is not increased
                                      due to an Annual Step-Up on a contract
                                      anniversary occurring on July 1, 2012
                                                     or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold         115.00
                                   on or before February 20, 2009, for which the
                                   contract's Income Base is increased due to an
                                     Annual Step- Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold          95.00
                                    after February 20, 2009 and before May 04,
                                   2009, for which the contract's Income Base is
                                    not increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold         115.00
                                    after February 20, 2009 and before May 04,
                                   2009, for which the contract's Income Base is
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold          95.00
                                             on or after May 04, 2009.

GMIB Plus III                      All Products, except Marquis Portfolio, sold          95.00
                                    on or after July 19, 2010 and on or before
                                                  April 29, 2011

GMIB Plus III                      All Products, except Marquis Portfolio, sold         100.00
                                               after April 29, 2011

GMIB Max                              All products, except Marquis Portfolio            100.00

GMIB Plus IV and GMIB                Only Applies to VA, L, C, S & VA-4 Class           100.00
Max II                                               Products

GMIB Max III                        Only Applies to A, VA, L, C, S & VA-4 Class         100.00
                                                     Products

GMIB Max IV                            Only Applies to O, VA, S & VA-4 Class            100.00
                                                     Products

GMIB Plus I                        Marquis Portfolio sold on or before February          90.00
                                                     20, 2009,

                                    for which the contract's Income Base is not
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

GMIB Plus I                        Marquis Portfolio sold on or before February          130.00
                                     20, 2009, for which the contract's Income
                                    Base is increased due to an Annual Step-Up
                                      on a contract anniversary occurring on
                                              July 1, 2012 or later.

GMIB Plus I                          Marquis Portfolio sold after February 20,           110.00
                                    2009 and before May 04, 2009, for which the
                                      contract's Income Base is not increased
                                      due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or
                                                      later.

GMIB Plus I                          Marquis Portfolio sold after February 20,           130.00
                                      2009 and before May 04, 2009, for which
                                      the contract's Income Base is increased
                                      due to an Annual Step- Up on a contract
                                     anniversary occurring on July 1, 2012 or
                                                      later.

GMIB Plus I                         Marquis Portfolio sold on or after May 04,           110.00
                                                       2009

GMIB Plus III                       Marquis Portfolio sold on or after July 19,          110.00
                                       2010 and on or before April 29, 2011

GMIB Plus III                       Marquis Portfolio sold after April 29, 2011          115.00

C.   Withdrawal Program

                                                                                    REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------    ---------------------------------------------    -------------------
 Guaranteed Withdrawal Benefit        All Products sold before July 16, 2007             50.00

 Guaranteed Withdrawal Benefit      All Products sold on or after July 16, 2007          55.00

      Principal Guarantee                          All Products                          50.00

   Principal Guarantee Value                       All Products                          25.00

     Lifetime GWB - Single          All Products, except Marquis Portfolio and              50
         Life Version               PrimElite IV, for which the contract's GWB
                                      Benefit Base is not increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB - Single          All Products, except Marquis Portfolio and              80
         Life Version               PrimElite IV, for which the contract's GWB
                                    Benefit Base is increased due to an Annual
                                    Step-Up on a contract anniversary occurring
                                             on July 1, 2012 or later.

     Lifetime GWB - Single           PrimElite IV sold before May 4, 2009, for              65
         Life Version               which the contract's GWB Benefit Base is not
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

     Lifetime GWB - Single           PrimElite IV sold before May 4, 2009, for              95
         Life Version                which the contract's GWB Benefit Base is
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

     Lifetime GWB - Single           PrimElite IV sold on or after May 4, 2009             110
         Life Version                        and before July 15, 2011

     Lifetime GWB - Single          PrimElite IV sold on or after July 15, 2011            140
         Life Version

  Lifetime GWB - Single Life        Marquis Portfolios, for which the contract's            70
            Version                 GWB Benefit Base is not increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB - Single          Marquis Portfolios, for which the contract's           100
         Life Version                 GWB Benefit Base is increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

   Lifetime GWB - Joint Life        All Products, except Marquis Portfolio and              70
            Version                 PrimElite IV, for which the contract's GWB
                                      Benefit Base is not increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

   Lifetime GWB - Joint Life        All Products, except Marquis Portfolio and             105
            Version                 PrimElite IV, for which the contract's GWB
                                    Benefit Base is increased due to an Annual
                                    Step-Up on a contract anniversary occurring
                                             on July 1, 2012 or later.

                                                                                    REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------    ---------------------------------------------    -------------------
   Lifetime GWB - Joint Life         PrimElite IV sold before May 4, 2009, for              85
            Version                  which the contract's GWB Benefit Base is
                                    not increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

   Lifetime GWB - Joint Life         PrimElite IV sold before May 4, 2009, for             120
            Version                  which the contract's GWB Benefit Base is
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

   Lifetime GWB - Joint Life       PrimElite IV sold on or after May 4, 2009 and           125
            Version                            before July 15, 2011

   Lifetime GWB - Joint Life        PrimElite IV sold on or after July 15, 2011            155
            Version

   Lifetime GWB - Joint Life       Marquis Portfolios, for which the contract's             90
            Version                  GWB Benefit Base is not increased due to
                                    an Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later

   Lifetime GWB - Joint Life       Marquis Portfolios, for which the contract's            125
            Version                   GWB Benefit Base is increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold             65
    Version) - Single Life           on or before February 20, 2009, for which
            Version                   the contract's GWB Benefit Base is not
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold             95
    Version) - Single Life           on or before February 20, 2009, for which
            Version                     the contract's GWB Benefit Base is
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

     Lifetime GWB II (2008             Marquis Portfolios, sold on or before                85
    Version) - Single Life          February 20, 2009, for which the contract's
            Version                  GWB Benefit Base is not increased due to
                                    an Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB II (2008             Marquis Portfolios, sold on or before               115
    Version) - Single Life          February 20, 2009, for which the contract's
            Version                   GWB Benefit Base is increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold             85
     Version) - Joint Life           on or before February 20, 2009, for which
            Version                   the contract's GWB Benefit Base is not
                                      increased due to an Annual Step-Up on a
                                     contract anniversary occurring on July 1,
                                                  2012 or later.

                                                                                    REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                         PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------    ---------------------------------------------    -------------------
     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold            120
     Version) - Joint Life           on or before February 20, 2009, for which
            Version                the contract's GWB Benefit Base is  increased
                                      due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or
                                                      later.

     Lifetime GWB II (2008             Marquis Portfolios, sold on or before               105
     Version) - Joint Life          February 20, 2009, for which the contract's
            Version                 GWB Benefit Base is not increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB II (2008             Marquis Portfolios, sold on or before               140
     Version) - Joint Life          February 20, 2009, for which the contract's
            Version                   GWB Benefit Base is increased due to an
                                     Annual Step-Up on a contract anniversary
                                        occurring on July 1, 2012 or later.

     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold            125
    Version) - Single Life                    after February 20, 2009
            Version

     Lifetime GWB II (2008          Marquis Portfolios, sold after February 20,            145
    Version) - Single Life                             2009
            Version

     Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold            150
     Version) - Joint Life                    after February 20, 2009
            Version

     Lifetime GWB II (2008          Marquis Portfolios, sold after February 20,            170
 Version) - Joint Life Version                         2009

   Lifetime LWG III - Single            Simple Solutions sold on or before                 100
         Life Version                            December 9, 2011

   Lifetime LWG III - Single          Simple Solutions sold after December 9,              110
         Life Version                                  2011

   Lifetime LWG III - Joint             Simple Solutions sold on or before                 120
         Life Version                            December 9, 2011

   Lifetime LWG III - Joint           Simple Solutions sold after December 9,              130
         Life Version                                  2011


D.   ACCUMULATION PROGRAM

                                                                                    REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                        PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------    ---------------------------------------------    -------------------
    Guaranteed Accumulation                         PEP Product                         150.00
            Benefit

    Guaranteed Accumulation                     All Other Products                       75.00
            Benefit